BlackRock Funds II
BlackRock Floating Rate Income Portfolio
Investor A, Investor C and Institutional Shares
Investor C1 Shares
(the “Fund”)

Supplement dated April 27, 2016 to
the Summary Prospectuses, each dated December 29, 2015

Effective immediately, C. Adrian Marshall, CFA, James Keenan, CFA and Joshua Tarnow are the portfolio managers of the Fund, and the following changes are made to the Fund’s Summary Prospectuses:

The section of the Summary Prospectus entitled “Key Facts About BlackRock Floating Rate Income Portfolio — Portfolio Managers” is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
C. Adrian Marshall, CFA	2010	Managing Director of BlackRock, Inc.
James Keenan, CFA	2010	Managing Director of BlackRock, Inc.
Joshua Tarnow	2016	Managing Director of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.

SPRO-FRIP-0416SUP